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                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Amendment No. 2 to the Registration Statement on Form S-11 (File No. 333-2757) of our report dated March 20, 1996, on our audits of the financial statements of PMC Commercial Trust. We also consent to the reference to our firm under the caption "Experts."


                                                        COOPERS & LYBRAND L.L.P.


Dallas, Texas
June 19, 1996